Exhibit 10.11

MACRO GENICS, INC.

Amendment to Lease Agreement

This amendment to lease agreement (“AGREEMENT”) made and entered into this 31ST day of January, 2006, by and between

W. M. RICKMAN CONSTRUCTION CO. (“LANDLORD”) and Macro Genics Inc. (“TENANT”).

WITNESSETH:

Whereas, the LANDLORD and TENANT entered into a certain lease (“LEASE”) dated December 2nd, 2004, covering 15,180 square feet of space (“PREMISES”) located in 15235 Shady Grove Road, Rockville, Maryland (“BUILDING”); and

Whereas, the LANDLORD and TENANT agree to revise the Lease as stated below:

Section 13. LANDLORD’S WORK PRIOR TO COMMENCEMENT OF TERM shall be replaced in its entirety with;

13. LANDLORD’S WORK PRIOR TO COMMENCEMENT OF TERM

None. Landlord delivers the Premises “As Is.” Landlord will provide two (2) months rent abatement. Rent Abatement period must be taken in consecutive months and TENANT must notify LANDLORD in writing thirty (30) days prior to the first month of the rent abatement period.

Ratification of LEASE: Except as expressly modified or amended by this AGREEMENT, all terms, covenants and conditions of the LEASE shall remain the same.

In witness whereof, LANDLORD and TENANT have caused this AGREEMENT to be executed as of this 31ST day of January, 2006, and do hereby declare this AGREEMENT to be binding on them, their respective successors and assigns.

WITNESS:	LANDLORD:
W. M. Rickman Construction Co.

[ILLEGIBLE]	/s/ William M. Rickman
By: William M. Rickman

WITNESS:	TENANT:
MACRO GENICS, INC.

[ILLEGIBLE]	[ILLEGIBLE]

February 13, 2005

Keith Miller

W.M. Rickman Construction Co.

15215 Shady Grove Road

Rockville, MD 20850

Dear Mr. Miller:

This letter serves as notice that MacroGenics is applying its right to obtain two months of rent abatement under Section 13 of the amended lease to the months of March and April of 2006. As a consequence, no rent payment will be due from MacroGenics for those two months.

If you have any questions regarding this matter, please do not hesitate to contact me at 301-354-0686.

Sincerely,

/s/ Joseph E. Panigot

Joseph E. Panigot

Vice President, Legal Affairs